Restructuring and other non-recurring costs	12 Months Ended
Jun. 30, 2024
Restructuring And Other Non-recurring Costs
Restructuring and other non-recurring costs

8. Restructuring and other non-recurring costs

	Year Ended June 30
(US dollars in thousands)	2024	2023	2022
Corporate restructuring - professional fees	-	200	194
Corporate restructuring - litigation provision	-	-	(128)
Fiscal refunds provision	1,389	1,768	-
Remediation	-	(361)	382
Acquisition related and other costs	3	55	-
Total	1,392	1,662	448

In the year ended June 30, 2024, the Company also incurred non-recurring costs of $1.4 million (June 30, 2023: $1.8 million) relating to the provision for VAT liability that is assessed by HMRC.

In our FY23 accounts, a provision of $1 million was made for the potential failure to convince HMRC that the VAT claims made by VivoPower International PLC (PLC) were correct and should be refunded to the company. During FY24, HMRC cancelled the VAT Registration for PLC on the basis that the claim had no merit. Post year-end, PLC has lodged a formal appeal with HMRC and is currently considering further options, which may include seeking a Tribunal hearing if necessary.

Also, in FY24 HMRC cancelled the VAT registration of VivoPower International Services Ltd (VISL) due to outstanding payments. Post year end VISL has lodged a formal appeal with HMRC. Should this appeal fail we then plan to insist on a Tribunal hearing.

Additionally, post year end both PLC and VISL have engaged a UK based legal firm specializing in solving VAT issues with HMRC.

Restructuring and other non-recurring costs by nature are one-time incurrences, and therefore, do not represent normal trading activities of the business. These costs are disclosed separately in order to draw them to the attention of the reader of the financial information and enable comparability in future periods.